UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 24, 2004



                             Nittany Financial Corp.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                    0-32623                23-2925762
----------------------------         --------------          -------------
(State or other jurisdiction         (SEC File No.)          (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania           16801
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (814) 234-7320
                                                     --------------



                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
-------  ------------

         The Registrant announced that its Board of Directors has declared a six-for-five stock split payable in the form of a 20% stock dividend on the Company's outstanding common stock, payable on or about March 31, 2004, to stockholders of record as of March 10, 2004.

         For further details, reference is made to the Press Release dated February 24, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7. and Item 9. Financial  Statements,  Pro Forma Financial  Information and
------------------  ------------------------------------------------------------
                    Exhibits; Regulation FD Disclosure
                    ----------------------------------

Exhibit 99 --       Press Release dated February 24, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     NITTANY FINANCIAL CORP.



Date:  February 24, 2004                         By:   /s/Gary M. Bradley
                                                       -------------------------
                                                       Gary M. Bradley
                                                       Chief Accounting Officer
                                                       (Duly Authorized Officer)